SUPPLEMENT TO THE
STATEMENT OF ADDITIONAL INFORMATION
OF
EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
AND EVERGREEN SECTOR FUNDS

(each a “Fund” and together the “Funds”)

The section entitled "Investment Advisor" in the Funds' Statement of Additional Information is hereby supplemented by the following information:

In connection with Wells Fargo & Company’s (“Wells Fargo”) acquisition of Wachovia Corporation (“Wachovia”), each of the Funds entered into an interim advisory agreement with Evergreen Investment Management Company, LLC ("EIMC") (the "Interim Advisory Agreements").   An interim sub-advisory agreement between EIMC and Metropolitan West Capital Management, LLC ("MetWest")  (the "Interim Sub-advisory Agreement") was also entered into for Evergreen Intrinsic World Equity Fund.  The terms of each of the Interim Advisory Agreements are identical to those described in the section entitled "Investment Advisor" in the Funds' Statement of Additional Information except for the dates of the agreements and the provisions regarding the term of the contract and fees being held in escrow.  The terms of the Interim Sub-advisory Agreement is identical to the agreement it replaced except for its date and the provisions regarding the term of the contract and fees being held in escrow.  The Interim Advisory Agreements and the Interim Sub-advisory Agreement provide that they may not continue in effect for longer than 150 days, meaning that they will terminate no later than March 19, 2009.  In addition, the Trustees, or the shareholders upon a vote of a majority of the Fund's outstanding voting securities, may terminate the Interim Advisory Agreements and the Interim Sub-advisory Agreement without penalty on ten calendar days' written notice. The Interim Advisory Agreements and the Interim Sub-advisory Agreement also provide that any fees payable under them must be held in an interest-bearing escrow account, to be released to EIMC or MetWest only if a new, definitive investment advisory agreement, and for MetWest, a definitive sub-advisory agreement, is subsequently approved by the Fund's shareholders by March 19, 2009; otherwise, EIMC and MetWest will be entitled to receive for its services under the Interim Advisory Agreements and the Interim Sub-advisory Agreement only an amount, paid out of the escrow account, equal to the lesser of (i) its costs of performing services during the interim period plus interest and (ii) the amount in the escrow account plus interest.

                The Board of Trustees has approved definitive investment advisory and sub-advisory agreements for each of the Funds (collectively, the "Advisory Agreements").  Shareholders of the Funds met on February 12, 2009 to consider the Advisory Agreements and approved the Advisory Agreements for Evergreen International Bond Fund, Evergreen International Equity Fund and Evergreen Utility & Telecommunications Fund, which then became effective.  Accordingly, the the interim advisory agreements for those Funds and the interim sub-advisory agreement for Evergreen International Bond Fund and Evergreen Utility & Telecommunications Fund were terminated. The shareholder meeting for Evergreen Emerging Markets Fund, Evergreen Global Large Cap Equity Fund, Evergreen Global Opportunities Fund, Evergreen Intrinsic World Equity Fund, Evergreen Health Care Fund and Evergreen Precious Metals Fund was adjourned until March 12, 2009.  If the Advisory Agreements for these Funds are approved on March 12, 2009 by shareholders, they will become effective and the Interim Advisory Agreements and Interim Sub-advisory Agreement will terminate.

February 27, 2009                                                                                 584043 (2/09)